                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 22, 2002



                   FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                   001-15181                04-3363001
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
 incorporation or organization)         Number)             Identification No.)



                              82 RUNNING HILL ROAD
                           SOUTH PORTLAND, MAINE 04106
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (207) 775-8100

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ITEM 5.  OTHER EVENTS

         On January 22, 2002 Fairchild Semiconductor International, Inc. announced consolidated financial results for the quarter ended December 30, 2001. The press release announcing the results is filed as an exhibit to, and incorporated by reference in, this report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         c)       Exhibits

                  99.1     Press Release dated January 22, 2002.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Fairchild Semiconductor International, Inc.


         Date:  January 23, 2002            /s/ David A. Henry
                                            ------------------------------------
                                            David A. Henry
                                            Vice President, Corporate Controller
                                            (Principal Accounting Officer and
                                            Duly Authorized Officer)

Exhibit 99.1


For Immediate Release                        www.fairchildsemi.com
January 22, 2002                             ---------------------

                                             Investor Relations:
                                             Pete Groth
                                             207-775-8660
                                             investor@fairchildsemi.com
                                             --------------------------

                                             Corporate Communications:
                                             Fran Harrison
                                             207-775-8576
                                             fran.harrison@fairchildsemi.com
                                             -------------------------------

                                             Public Relations Firm
                                             Barbara Ewen
                                             CHEN PR
                                             781-466-8282
                                             bewen@chenpr.com
                                             ----------------